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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Report):  October 31, 1998
                                                 ----------------

                          Rowe Furniture Corporation
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            (exact name of registrant as specified in its charter)


    Nevada                         1-10226                      54-0458563
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State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                  Identification
                                                                    Number)

                   239 Rowan Street, Salem, Virginia  24153
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             (Address of principal executive offices     Zip Code)


Registrant's telephone number, including area code: 540-389-8671
                                                    ------------

                                     None
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         (Former name or former address, if changed since last report)


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                             ITEMS OF INFORMATION
                             --------------------

Forward-Looking Statements

     When used in this Form 8-K and in future filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "pro forma," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected. Such risks and uncertainties include, but are not limited to, the risk that cost savings and revenues resulting from the acquisition of The Mitchell Gold Co. may be lower than expected, industry cyclicality, fluctuations in customer demand and order patterns, the seasonal nature of the Company's business, changes in pricing and general economic conditions, as well as other risks and uncertainties detailed in the Company's other filings with the Securities and Exchange Commission. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above and other factors could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

     The Company does not undertake--and specifically declines any obligation--to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 2.  Acquisition or Disposition of Assets

     As previously reported, on October 31, 1998, Rowe Furniture Corporation (the "Company") completed its acquisition of The Mitchell Gold Co., Inc. ("MGC") pursuant to the Stock Purchase Agreement, dated September 25, 1998, among the Company, MGC, and the two stockholders of MGC, Mitchell S. Gold and Robert T. Williams, Jr (the "Agreement"). The acquisition was effected through the purchase by the Company of all the issued and outstanding shares of the capital stock of MGC from Mr. Gold and Mr. Williams in exchange for a purchase price consisting of (i) an initial payment of $13 million, comprised of (1) $10 million in cash and (2) $3 million in convertible debentures, (ii) an interim earn-out amount, if earned, of $5 million and (iii) a long-term earn-out amount, if earned, up to a maximum of $19 million, if the interim earn-out is not earned, and up to a maximum of $14 million if the interim earn-out is earned. The interim earn-out is based upon the financial performance of MGC during the two-year period ending April 30, 2000. The long-term earn-out is based upon the financial performance of MGC over a four-year or five-year period ending November 30, 2002 and November 30, 2003, respectively. The Agreement was included as an exhibit to the Company's Current Report on Form 8-K filed on October 7, 1998.

     The Company funded the $10 million cash portion of the initial payment by drawing upon an existing line of credit in the ordinary course of business from its commercial bank facility.

     MGC, a manufacturer of upholstered furniture, is now operated as a wholly owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following item of its Current Report on Form 8-K, dated October 31, 1998.

Item 7.  Financial Statements and Exhibits

(a) and (b) The financial statements and pro forma financial information required as part of this item are being filed as Exhibit 99 to this amendment to the Company's Current Report on Form 8-K, dated October 31, 1998. The financial statements and pro forma financial information being filed as Exhibit 99 to this amendment are as follows:

      I.  Pro Forma Financial Statements (Unaudited)

          Pro Forma Combined Financial Statements  Introduction

          Pro Forma Combined Balance Sheet as of August 30, 1998


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          Pro Forma Combined Statement of Income for the nine months ended August 30, 1998

          Pro Forma Combined Statement of Income for the year ended November 30, 1997

          Notes to Pro Forma Combined Financial Statements

     II. The Mitchell Gold Co.--Audited Financial Statements and Notes to Audited Financial Statements

          Independent Accountants' Report

          Balance Sheets as of April 30, 1998 and 1997

          Statements of Income for the years ended April 30, 1998 and 1997

          Statements of Retained Earnings for the years ended April 30, 1998 and 1997

          Statements of Cash Flows for the years ended April 30, 1998 and 1997

          Summary of Accounting Policies

          Notes to Financial Statements

    III.  The Mitchell Gold Co.--Unaudited Financial Statements

          Balance Sheets as of August 30, 1998 and 1997 (Unaudited)

          Statements of Income for the four months ended August 30, 1998 and 1997 (Unaudited)

          Statements of Cash Flows for the four months ended April 30, 1998 and 1997 (Unaudited)



(c) Exhibits.

23. Consent of BDO Seidman, LLP
99. Financial statements and pro forma financial information


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ROWE FURNITURE CORPORATION
                           --------------------------
                           Registrant


Date:  01-14-99            /s/ Arthur H. Dunkin
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                           Arthur H. Dunkin
                           Secretary-Treasurer


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                               INDEX TO EXHIBITS


Exhibit
No.             Description of Exhibit
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23              Consent of BDO Seidman, LLP
99              Financial Statements and Pro Forma Financial Information


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